united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY 12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY 12084

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

March 31, 2026

THE ADIRONDACK SMALL CAP FUND

ADKSX

This annual shareholder report contains important information about the Adirondack Small Cap Fund – ADKSX (the “Fund”) for the period April 1, 2025 to March 31, 2026.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

The Adirondack Small Cap Fund	$164	1.48%

*Annualized

managment’s discussion of fund performance

The Fund’s strong performance during its Fiscal Year ended 3/31/26 was primarily driven by a higher allocation to and effective stock selection within the Technology and Energy sectors, both of which emerged as the top performers during the period. Annualized turnover at 48.10% was higher than average as we navigated through the turbulence generated by tariff negotiations and the war in the Middle East.

In response to recent sector developments, we have taken a disciplined approach to managing the Fund’s exposure to Technology stocks. Over the course of the year, we have systematically reduced the Fund’s investments in the Technology sector. This reallocation is driven by our ongoing effort to redeploy capital toward sectors that are less susceptible to the risks posed by artificial intelligence and broader economic volatility. While it may seem counterintuitive to decrease exposure to Technology during a period when the sector continues to dominate headlines and investor enthusiasm, we remain committed to investment discipline. Simply put, we find it increasingly difficult to justify the current valuation multiples within the Technology sector based on our analysis.

At present, Healthcare, Consumer Staples, and Real Estate offer more attractive opportunities, as they are less exposed to the disruptive risks posed by AI and broader economic fluctuations. Our portfolio adjustments continue to focus on these sectors to enhance stability and long-term growth potential.

We sold the Fund’s long-held position in Seaboard (SEB), an owner of a collection of agriculture, shipping and energy businesses. Given that the shares exceeded the normalized earnings multiple by a wide margin, we felt it was sensible to redeploy the capital in better risk/reward.

In an environment marked by ongoing uncertainty and frequent market fluctuations, our approach is to maintain a longer-term perspective, focusing on fundamental valuation rather than reacting impulsively to headlines. If we continue to pursue a disciplined strategy, selling into hype and buying during periods of heightened fear, we can enhance the long-term stability and growth of the Fund.

Our optimism towards opportunities in small cap stocks remains strong. We hope that ongoing geopolitical challenges will resolve themselves over the coming months, allowing for greater stability and growth.

Performance graph

AVERAGE ANNUAL RETURNS FOR YEARS ENDING MARCH 31, 2026

	1 Year	5 Years	10 Years
Adirondack Small Cap Fund	22.06%	11.20%	9.62%
Standard & Poor’s 500 Index *	17.80%	12.06%	14.15%
iShares Russell 2000 Value ETF	27.85%	5.56%	9.42%
Morningstar US Small Cap Broad Value Extended Index	19.60%	6.59%	9.35%

* The Fund’s broad-based securities market index (benchmark index) is the Standard & Poor’s 500 Index (S&P 500). The S&P 500 is a market value-weighted index of 500 stocks seen as indicators of U.S. equities. You cannot invest directly in an index.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-686-2729.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$50,013,262	54	48.10%	$488,621

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are categorized using Global Industry Classification Standard (GICS®) classifications.

top ten holdings (% OF Net ASsets)

1.	Federated Hermes Treasury Obligations Fund - Institutional Shares	11.14%
2.	Antero Resources Corp.	3.53%
3.	Healthcare Services Group, Inc.	3.45%
4.	EZCORP, Inc. Class A	3.28%
5.	Ardmore Shipping Corp. (Bermuda)	3.20%
6.	Dole PLC (Ireland)	2.92%
7.	Ingles Markets, Inc. Class A	2.83%
8.	Lincoln National Corp.	2.83%
9.	United Fire Group, Inc.	2.79%
10.	Aes Corp.	2.77%
	Total % of Net Assets	38.74%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-888-686-2729, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Fund or your financial intermediary.

ADDITIONAL INFORMATION

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.adirondackfunds.com/fund-performance/ or contact the Fund at 1-888-686-2729.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request. Please call 888-686-2729 to request information.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert. Kevin Gallagher is independent for purposes of this Item 3. He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)	Audit Fees

FY 2026 $ 17,000

FY 2025 $ 17,000

(b)	Audit-Related Fees

               Registrant

FY 2026 $ 0

FY 2025 $ 0

(c)	Tax Fees

                   Registrant

FY 2026 $ 2,600

FY 2025 $ 2,600

Nature of the fees: Preparation and filing of taxes.

(d)	All Other Fees

                Registrant

FY 2026 $ 0

FY 2025 $ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place. The audit committee approves expenditures and engagements at the regular audit committee meetings.

(2)	Percentages of Services Approved by the Audit Committee

                    Registrant

Audit-Related Fees:   0%

Tax Fees:                       0%

All Other Fees:         N/A %

(f)        During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

                             Registrant

FY 2026 $ 2,600 [tax fees]

FY 2025 $ 2,600 [tax fees]

(h)        The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. Not applicable.

(j)        A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

The Adirondack Small Cap Fund

ADKSX

ANNUAL FINANCIAL STATEMENTS

MARCH 31, 2026

	The Adirondack Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2026

Shares		Fair Value

COMMON STOCKS - 81.57%

Accident & Health Insurance - 1.05%
12,819	CNO Financial Group, Inc.	$ 526,348

Agriculture Production - Crops - 4.17%
102,168	Dole PLC (Ireland)	1,459,981
46,460	Limoneira Co.	623,493
		2,083,474
Air Transportation, Scheduled - 1.61%
21,893	Alaska Air Group, Inc. *	805,225

Apparel & Other Finished Products of Fabrics & Similar Material - 2.24%
31,272	Carters, Inc.	1,118,287

Business Services - 0.83%
324,501	Conduent, Inc. *	415,361

Cogeneration Services & Small Power Producers - 2.77%
98,265	The AES Corporation	1,384,554

Crude Petroleum & Natural Gas - 4.02%
41,559	Antero Resources Corp. *	1,763,764
28,710	Tetra Technologies, Inc. *	244,609
		2,008,373
Cutlery, Handtools & General Hardware - 0.54%
32,648	Hillman Solutions Corp. Class A *	271,631

Deep Sea Foreign Transportation of Freight - 3.20%
104,782	Ardmore Shipping Corp. (Bermuda)	1,597,925

Electric Lighting & Wiring Equipment - 2.70%
72,517	LSI Industries, Inc.	1,348,816

Electronic Components & Accessories - 2.54%
70,689	Vishay Intertechnology, Inc.	1,272,402

Fire, Marine & Casualty Insurance - 8.10%
25,104	American Coastal Insurance Corp.	282,420
17,820	Greenlight Capital RE, Ltd. (Cayman Islands) *	308,108
58,738	SiriusPoint Ltd. (Bermuda) *	1,265,217
47,410	Tiptree, Inc. Class A	802,177
37,605	United Fire Group, Inc.	1,393,641
		4,051,563
Footwear, (No Rubber) - 2.75%
35,780	Wolverine World Wide, Inc.	583,930
23,412	Steven Madden, Ltd.	794,135
		1,378,065
Glass Containers - 1.56%
74,024	O-I Glass, Inc. *	777,992

Household Audio & Video Equipment - 1.50%
29,215	Knowles Corp. *	750,241

Industrial Inorganic Chemicals - 1.06%
35,532	LSB Industries, Inc. *	529,427

Insurance Agents, Brokers & Service - 1.38%
69,459	Crawford & Co. Class A	692,506

Life Insurance - 3.90%
65,911	Genworth Financial, Inc. Class A *	535,197
39,880	Lincoln National Corp.	1,415,740
		1,950,937
Metal Mining - 0.66%
80,469	Ferroglobe PLC (United Kingdom)	331,532

Oil & Gas Field Machinery & Equipment - 2.31%
12,229	Weatherford International PLC	1,156,619

Pharmaceutical Preparations - 1.74%
81,026	Perrigo Co. PLC (Ireland)	870,219

Printed Circuit Boards - 1.70%
2,810	Sanmina Corp. *	364,288
5,000	TTM Technologies, Inc. *	487,100
		851,388
Retail-Grocery Stores - 2.83%
15,765	Ingles Markets, Inc. Class A	1,417,116

Retail-Miscellaneous Retail - 3.28%
64,611	EZCORP, Inc. Class A *	1,639,827

Savings Institutions, Not Federally Chartered - 1.96%
74,351	Flagstar Financial, Inc.	979,203

Services-Automotive Repair, Services & Parking - 0.64%
19,838	Monro, Inc.	318,202

Services-Computer Integrated Systems Design - 1.60%
37,942	Kyndryl Holdings, Inc. *	497,799
8,500	Unisys Corp. *	17,595
61,573	Veradigm, Inc. *	286,314
		801,708
Services-Computer Programming, Data Processing, Etc. - 1.05%
375,160	Nextdoor Holdings, Inc. Class A *	525,224

Services-Business Services - 0.89%
196,979	Research Solutions, Inc. *	445,173

Services-Engineering Services - 1.60%
54,134	Mistras Group, Inc. *	800,102

Services-Nursing & Personal Care Facilities - 6.14%
98,431	Brookdale Senior Living, Inc. *	1,346,536
93,003	Healthcare Services Group, Inc. *	1,725,206
		3,071,742
Sporting & Athletic Goods - 0.99%
182,245	Clarus Corp.	495,706

Steel Works, Blasts Furnaces Rolling Mills - 1.06%
32,532	Metallus, Inc. *	531,573

Surgical & Medical Instruments & Apparatus - 3.66%
61,679	Baxter International, Inc.	1,036,207
69,068	Orthofix Medical, Inc. *	792,210
		1,828,417
Water Supply - 1.50%
74,507	Pure Cycle Corp. *	749,540

Wholesale-Chemicals & Allied Products - 2.04%
18,323	Ashland, Inc.	1,018,942

TOTAL FOR COMMON STOCKS (Cost $30,243,281) - 81.57%		40,795,360

REAL ESTATE INVESTMENT TRUSTS - 7.14%
158,482	Chatham Lodging Trust	1,247,253
82,326	Franklin BSP Realty Trust, Inc.	698,948
71,237	Healthcare Realty Trust, Inc.	1,210,316
192,379	Orion Properties, Inc.	413,615
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,443,107) - 7.14%		3,570,132

SHORT-TERM INVESTMENT - 11.14%
5,570,098	Federated Hermes Treasury Obligations Fund - Institutional Shares 3.52% **	5,570,098
TOTAL SHORT-TERM INVESTMENT (Cost $5,570,098) - 11.14%		5,570,098

TOTAL INVESTMENTS (Cost $39,256,486) - 99.85%		49,935,590

OTHER ASSETS LESS LIABILITIES, NET - 0.15%		77,672

NET ASSETS - 100.00%		$ 50,013,262

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2026.

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

Assets:
Investments in Securities, at Fair Value (Cost $39,256,486)	$ 49,935,590
Cash	38,553
Receivables:
Securities Sold	58,789
Dividends and Interest	65,079
Shareholder Subscriptions	6,516
Prepaid Expenses	16,743
Total Assets	50,121,270
Liabilities:
Securities Purchased	9,421
Shareholder Redemptions	7,829
Due to Advisor	53,423
Due to Trustees	3,200
Accrued Expenses	34,135
Total Liabilities	108,008

Net Assets	$ 50,013,262

Net Assets Consist of:
Paid In Capital	$ 36,300,067
Distributable Earnings	13,713,195
Net Assets, for 1,488,294 Shares Outstanding	$ 50,013,262

Net Asset Value Per Share	$ 33.60

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2026

Investment Income:
Dividends (net of foreign taxes withheld of $2,679)	$ 633,881
Interest	149,309
Total Investment Income	783,190

Expenses:
Advisory	488,621
Transfer Agent	46,746
Registration and Filing Fees	32,244
Chief Compliance Officer	20,000
Audit	19,601
Trustees	18,000
Custodian	12,326
Miscellaneous Fees	7,892
Insurance	9,713
Legal	8,089
Printing and Mailing	4,959
Total Expenses	668,191
Waived Fees Recouped by the Adviser	1,250
Net Expenses	669,441

Net Investment Income	113,749

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	6,723,066
Net Change in Unrealized Appreciation on Investments	2,019,610
Realized and Unrealized Gain on Investments	8,742,676

Net Increase in Net Assets Resulting from Operations	$ 8,856,425

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2026	3/31/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 113,749	$ (48,615)
Net Realized Gain on Investments	6,723,066	2,454,580
Unrealized Appreciation on Investments	2,019,610	691,983
Net Increase in Net Assets Resulting from Operations	8,856,425	3,097,948

Distributions to Shareholders:
Distributions	(3,706,802)	-
Total Dividends and Distributions Paid to Shareholders	(3,706,802)	-

Capital Share Transactions	6,180,839	(432,589)

Total Increase in Net Assets	11,330,462	2,665,359

Net Assets:
Beginning of Year	38,682,800	36,017,441

End of Year	$ 50,013,262	$ 38,682,800

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHT THE YEAR.

	Years Ended
	3/31/2026	3/31/2025	3/31/2024	3/31/2023	3/31/2022

Net Asset Value, at Beginning of Year	$ 29.74	$ 27.32	$ 23.34	$ 23.17	$ 21.35

Income From Investment Operations:
Net Investment Income (Loss) *	0.08	(0.04)	(0.04)	(0.03)	(0.10)
Net Gain on Securities (Realized and Unrealized)	6.49	2.46	4.02	0.20	1.92
Total from Investment Operations	6.57	2.42	3.98	0.17	1.82

Distributions:
Net Investment Income	(0.03)	-	-	-	-
Realized Gains	(2.68)	-	-	-	-
Total from Distributions	(2.71)	-	-	-	-

Net Asset Value, at End of Year	$ 33.60	$ 29.74	$ 27.32	$ 23.34	$ 23.17

Total Return **	22.06%	8.86%	17.05%	0.73%	8.52%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 50,013	$ 38,683	$ 36,017	$ 34,416	$ 46,702
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.48%	1.53%	1.59%	1.59%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	(0.18)%	(0.27)%	(0.27)%	(0.45)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.48%	1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	(0.13)%	(0.16)%	(0.16)%	(0.45)%
Portfolio Turnover	48.10%	38.91%	32.99%	28.07%	21.81%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment advisor, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2023-2025) or expected to be taken in the Fund’s 2026 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $279,319 from accumulated net realized gain to paid-in-capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and the Board of Trustees has the responsibility for determining fair value prices.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board of Trustees (“Fair Value” Pricing). The Board of Trustees uses reasonable diligence in determining whether market quotations are readily available. If, for example, the Board of Trustees determines that one source of market value is unreliable, the Board of Trustees will diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2026:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 40,795,360	$ -	$ -	$ 40,795,360
Real Estate Investment Trusts	3,570,132	-	-	3,570,132
Short-Term Investment	5,570,098	-	-	5,570,098
	$ 49,935,590	$ -	$ -	$ 49,935,590

The Fund did not hold any Level 3 assets during the year ended March 31, 2026. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2026. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. The Advisor agrees to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until August 1, 2026. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees. For the year ended March 31, 2026, the Advisor earned advisory fees of $488,621. As of March 31, 2026, the Fund owed the Advisor $53,423, of which $45,973 were advisory fees and $7,450 were recouped waived fees. For the year ended March 31, 2026, the Advisor recouped net waived advisory fees of $1,250.

The Advisor has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Fiscal Year End	Expiration	Amount
March 31, 2024	March 31, 2027	$36,739
March 31, 2025	March 31, 2028	$19,643

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Note 5. Segment Reporting

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role, the President of the Advisor is deemed to be the Chief Operating Decision Maker.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series. Transactions in capital for the years ended March 31, 2026 and 2025 were as follows:

	March 31, 2026		March 31, 2025
	Shares	Amount	Shares	Amount
Shares sold	289,134	$ 9,430,086	159,397	$ 4,785,311
Shares reinvested	109,153	3,675,180	-	-
Shares redeemed	(210,476)	(6,924,427)	(177,051)	(5,217,900)
Net increase/(decrease)	187,811	$ 6,180,839	(17,654)	$ (432,589)

Note 7. Investment Transactions

For the year ended March 31, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $19,950,919 and $21,997,505, respectively.

Note 8. Tax Matters

As of March 31, 2026, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 39,423,959

Gross tax appreciation of investments	$ 13,428,762
Gross tax depreciation of investments	(2,917,131)
Net tax appreciation of investments	$ 10,511,631

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings on a tax basis is determined only at the end of each fiscal year. As of March 31, 2026, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 155,704
Undistributed capital gains	3,045,860
Net Unrealized Appreciation of Investments	10,511,631
Total Distributable Earnings	$ 13,713,195

Ordinary income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended March 31, 2026 was as follows:

March 31, 2026
Ordinary Income	$ 525,173
Long-term Gain	$ 3,181,629

No distributions were paid during the year ended March 31, 2025.

Note 9. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2026, National Financial Services Corp., for the benefit of its customers, owned approximately 37% of the Fund.

Note 11. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, tariffs and trade wars, climate change and climate-related events or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 12. New Accounting Pronouncement

On December 14, 2023, the FASB issued ASU 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification 740, Income Taxes. The Fund has adopted ASU 2023-09 as of March 31, 2026, with no material impact on the Fund's financial statements.

Note 13. Change of Service Providers

On June 6, 2025, Argent Institutional Trust Company announced it had entered into a definitive agreement to acquire the corporate trust and institutional custody business of The Huntington National Bank. On February 28, 2026, the Fund changed custodians from The Huntington National Bank to Argent Institutional Trust Company to perform all custodial services for the Fund.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of The Adirondack Small Cap Fund,

a Series of the Adirondack Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, (the "Fund") a Series of the Adirondack Funds, including the schedule of investments, as of March 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005.

Huntingdon Valley, Pennsylvania

May 21, 2026

The Adirondack Small Cap Fund

ADDITIONAL INFORMATION

march 31, 2026 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov. A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       Internal Controls.  There have been no changes in the Registrant’s internal control over financial reporting that occurred during the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Principal Executive Officer

Date June 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Principal Executive Officer

Date June 1, 2026

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 1, 2026

* Print the name and title of each signing officer under his or her signature.